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                                 EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 12, 1997 relating to the financial statements and financial statements schedules of Weitzer Homebuilders Incorporated, which appears in Weitzer Homebuilders Incorporated's Annual Report on Form 10-K for the year ended September 30, 1998.


                           PricewaterhouseCoopers LLP

                           /s/ PricewaterhouseCoopers LLP


Miami, Florida
December 13, 1999